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                                     [LETTERHEAD]

                                                                    Exhibit 23.2


                             INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The St. Paul Companies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the Registration Statement.


                                                       /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 25, 1997